Exhibit 10(i)


                                          Amended by CEO Approval
                                          April 20, 1993


                          PHILLIPS PETROLEUM COMPANY

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                              SECTION I - PURPOSE
                              -------------------

The purpose of the Phillips Petroleum Company Supplemental Executive Retirement Plan ("Plan") is to supplement the retirement benefits of Retiring eligible employees who were hired in mid-career. Phillips Petroleum Company ("Company") recognizes that from time to time, it retains the services of employee(s) after the employee has performed services at another company (or companies) for varying periods of time, in order to obtain the special skills and expertise developed by the key employee during these other periods of employment. These employees generally forego all or a portion of their potential retirement benefits upon leaving their previous employer(s). This Plan, therefore, supplements retirement benefits to at least partially compensate for the loss of retirement benefits accrued at the previous employer(s). The amount of supplemental benefit payable under this Plan will not cause a Retiring eligible employee's retirement benefit to equal or exceed a full career Retiring eligible employee's benefit.


                       SECTION II - DEFINITION OF TERMS
                       --------------------------------

a)   Retirement Income Plan          is the Retirement Income Plan of
                                     Phillips Petroleum Company.

b)   Retirement (or Retire, or       is termination of employment with
                 Retiring)           the Company on or after the
                                     employee's earliest early
                                     retirement date as defined in the
                                     Retirement Income Plan.  It
                                     includes termination of employment
                                     at an age below 55 only when
                                     Section V applies.

c)   Credited Service,               as determined in accordance with
     Final Average Earnings,         the provisions of the Retirement
     Normal Retirement Date,         Income Plan.
     and Early Retirement Date

d)   Total Final Average             is the average of the high 3
     Earnings                        earnings, excluding Incentive
                                     Compensation Plan Awards, paid in
                                     consecutive years of the last 10
                                     years prior to termination of
                                     employment plus the average of the
                                     high 3 Incentive Compensation Plan
                                     Awards for any of such last 10
                                     years under the Incentive
                                     Compensation Plan, whether paid or
                                     deferred.

e)   Total Credited Service          is an employee's Credited Service
                                     plus any additional months of
                                     service as calculated under the
                                     Principal Corporate Officers
                                     Supplemental Retirement Plan.


                       SECTION III - ELIGIBLE EMPLOYEES
                       --------------------------------

All employees of the Company who are participants in the Retirement Income Plan and who, a) as of November 1, 1988 participated in the Incentive Compensation Plan as members of Teams I, II, III (including those individuals promoted to such levels through November 1, 1988, ie: Grade 33 or above and ICP eligible), or b) were active employee participants or were eligible to participate in the Key Employee Death Protection Plan on the date of its termination (December 31, 1986), c) are hired subsequent to November 1, 1988 and at the time of hire are recommended for participation in the Plan by the Vice President, Human Resources and Services with approval by the Chief Executive Officer, or d) prior to retirement are recommended for participation in the Plan by the Vice President, Human Relations and Services with approval by the Chief Executive Officer, will be eligible for benefits under this Plan.


                     SECTION IV - ELIGIBILITY FOR BENEFITS
                     -------------------------------------

An eligible employee as described in Section III who commences retirement benefits under the Retirement Income Plan, will be eligible to receive the benefit amount described in Section VI only if the results of (a) below exceed the results of (b) below where:

      (a)  is the lesser of the following percentages;

           (i) 2.4% times the greater of the eligible employee's Credited Service or the Employee's Total Credited Service at the time of Retirement; or

           (ii) the Maximum SERP Benefit Percentage shown in the schedule below based upon the eligible employee's attained age at Retirement and,  (b)  is the percentage derived by multiplying 1.6% times the eligible employee's Credited Service at the time of Retirement.

                 Attained
                 Age at                   Maximum SERP
                 Retirement            Benefit Percentage
                 ----------            ------------------

                     65                      60.0%
                     64                      58.4%
                     63                      56.8%
                     62                      55.2%
                     61                      53.6%
                     60                      52.0%
                     59                      50.4%
                     58                      48.8%
                     57                      47.2%
                     56                      45.6%
                     55                      44.0%
                     54 or younger            -0-

                        SECTION V - SPECIAL ELIGIBILITY
                        -------------------------------

An eligible employee as described in Section III who is less than age 55 and who is laid off under the Layoff Plan of Phillips Petroleum Company and/or the Supplemental Layoff Plan of Phillips Petroleum Company and/or the Enhanced Supplemental Layoff Pay Plan of Phillips Petroleum Company or any similar plans which may be adopted by the Company from time to time, will be eligible to receive the benefit described in Section VI if the results of (a) below exceed the results of (b) below where:

      (a)  is the lesser of the following percentages;

           (i)   2.4% times the greater of an eligible employee's
                 Credited Service, or the employee's Total Credited Service at the time of layoff; or

           (ii) the Maximum SERP Benefit Percentage shown in the schedule below based upon the eligible employee's attained age at the time of layoff.

and,  (b)  is the percentage derived by multiplying 1.6% times the eligible employee's Credited Service at the time of layoff.

                 Attained Age
                 at the time              Maximum SERP
                 of Layoff             Benefit Percentage
                 ----------            ------------------

                     54                      42.4%
                     53                      40.8%
                     52                      39.2%
                     51                      37.6%
                     50                      36.0%
                     49                      34.4%
                     48                      32.8%
                     47                      31.2%
                     46                      29.6%
                     45                      28.0%
                     44                      26.4%
                     43                      24.8%
                     42                      23.2%

                 Attained Age
                 at the time              Maximum SERP
                 of Layoff             Benefit Percentage
                 ----------            ------------------

                     41                      21.6%
                     40                      20.0%
                     39                      18.4%
                     38                      16.8%
                     37                      15.2%
                     36                      13.6%
                     35                      12.0%
                     34                      10.4%
                     33                       8.8%
                     32                       7.2%
                     31                       5.6%
                     30                       4.0%
                     29                       2.4%
                     28                       0.8%


                          SECTION VI - BENEFIT AMOUNT
                          ---------------------------

An eligible employee who qualifies for benefits under this Plan in accordance with Sections IV and V will be eligible to receive retirement benefits from the Plan as follows:

      A. With respect to eligible employees who commence retire-ment benefits on or after their Normal Retirement Date
           - multiply the lesser of (a)(i) or (a) (ii) as computed in Sections IV or V, as applicable, times the greater of the employee's Final Average Earnings or the employee's Total Final Average Earnings and with the results reduced by the portion of the eligible employee's Primary Social Security benefit as determined in the same manner as such reduction is determined under the Final Average Earnings formula of the Retirement Income Plan.

      B. With respect to eligible employees who commence retirement benefits at an Early Retirement Date - benefits will be calculated in the same manner as the benefits for Normal Retirement Date, as described in A. of this Section, but reduced for early retirement in the same manner as is applicable under the Retirement Income Plan.


In either A. or B. above the Retirement Income Plan calculations shall be made as if no benefit limitations were imposed by the Internal Revenue Code and no benefit reductions resulted from participation in any qualified or non-qualified Company-sponsored benefit plan, and the resulting benefit amount will be reduced by applicable retirement benefit payments for which the retiree is eligible from any of the following plans, or any other similar plan or plans, of the Company or any of its subsidiary or affiliated companies; Retirement Income Plan, Retirement Restoration Plan of Phillips Petroleum Company, Key Employee Deferred Compensation Plan of Phillips Petroleum Company, the Retirement Makeup Plan of Phillips Petroleum Company, Principal Corporate Officers Supplemental Retirement Plan of Phillips Petroleum Company and the Phillips Petroleum Company Key Employee Death Protection Plan.


                 SECTION VII - PAYMENT OF RETIREMENT BENEFITS
                  -------------------------------------------

Subject to the requirement that the manner of payment of retirement benefits determined in accordance with this Plan, the Retirement Restoration Plan of Phillips Petroleum Company, the Key Employee Deferred Compensation Plan of Phillips Petroleum Company, the Principal Corporate Officers Supplemental Retirement Plan of Phillips Petroleum Company, and the Retirement Makeup Plan of

Phillips Petroleum Company, shall be the same, and subject further to the condition that a Retiring eligible employee who receives retirement payments under this Plan other than in one lump-sum payment, shall agree to be available during the payment period to provide, from time to time, advice and consultation to the Company after reasonable notice, or forfeit his/her remaining unpaid benefits, therefore:

    (i) The Retiring eligible employee may elect on the forms prescribed by the Company to have such retirement payments paid on a straight-life annuity basis, or to have such life annuity payments converted in the manner provided by the Retirement Income Plan to any one of the other forms of payment which the Retiring eligible employee would be entitled to select (except the lump-sum settlement option) if such payments were to be paid to the Retiring eligible employee under the Retirement
           Income Plan.

    (ii) Notwithstanding (i) above, an eligible employee who is commencing retirement benefits at age 60 or older may, not later than 30 days prior to commencing retirement benefits, express preferences as to:

           (a) whether the payment amounts should be converted in the manner provided by the Retirement Income Plan from a life annuity basis to one lump-sum payment,

           (b) whether such lump-sum payment shall be paid to the employee on or as soon as practicable after the employee's commencement of retirement benefits,

           (c) whether such lump-sum payment shall be credited as an award under the Company's Key Employee Deferred Compensation Plan.

The Chief Executive Officer, with respect to Retiring eligible employees who are not members of the Board of Directors and the Compensation Committee of the Board of Directors, with respect to Retiring eligible employees who are members of the Board of Directors, shall consider such indication of preference and shall respectively decide whether to accept or reject the preferences expressed. In the event the Chief Executive Officer or the Compensation Committee, as applicable, accepts such Retiring eligible employee's preference, such retirement benefit shall be paid in one lump sum as soon as practicable after the later of such acceptance or the Retiring eligible employee's retirement benefit commencement date; or if applicable, credited as of the eligible employee's retirement benefit commencement date as an award under the Key Employee Deferred Compensation Plan.


                 SECTION VIII - PAYMENT OF RETIREMENT BENEFITS
                 ---------------------------------------------

This Plan shall be unfunded. All benefits shall be provided solely from the general assets of the Company and any rights accruing to an eligible employee under the Plan shall be those of a general creditor; provided, however, that the Company may establish a grantor trust to satisfy part or all of its Plan payment obligations so long as the plan remains unfunded for purposes of Title I of ERISA.


                     SECTION IX - MISCELLANEOUS PROVISIONS
                     -------------------------------------

(a) No right or interest of an eligible employee under this Plan shall be assignable or transferable, in whole or in part, directly or indirectly, by operation of law or otherwise (excluding devolution upon death or mental incompetency).

(b) This Plan shall be administered by the Chief Executive Officer except to the extent otherwise specifically stated herein, and the Chief Executive Officer's decisions in all matters relating to the interpretation and application thereof shall be final.

(c) The Chief Executive Officer, may amend or terminate this Plan at any time if, in his or her sole judgment such amendment or termination is deemed desirable. However, such amendments may not increase the benefits payable hereunder to any Officer of the Company who is also currently a Director of the Company.

(d) No amount accrued or payable hereunder shall be deemed to be a portion of an eligible employee's compensation or earnings for the purpose of any other employee benefit plan adopted or maintained by the Company, nor shall this Plan be deemed to amend or modify the provisions of the Retirement Income Plan.

(e) Participation or nonparticipation in this Plan shall not affect any eligible employee's employment status, or confer any special rights other than those expressly stated in the Plan.

(f) Except as otherwise provided herein, the Plan shall be binding upon the Company, its successors and assigns, including but not limited to any corporation which may acquire all or substantially all of the Company's assets and business or with or into which the Company may be consolidated or merged.

(g) The payment of benefits to eligible employees commencing retirement benefits under this Plan is contingent upon their not engaging in activities during the payment period which, in the evaluation of the Chief Executive Officer, are detrimental to the Company. Such determination that an eligible employee has engaged in activities detrimental to the Company will result in the forfeiture of his/her unpaid benefits.

(h) The Plan shall be construed, regulated, and administered in accordance with the laws of the State of Oklahoma except to the extent that said laws have been preempted by the laws of the United States.


                          SECTION X - EFFECTIVE DATE
                          --------------------------

This Plan became effective January 1, 1987.